UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2016 (July 25, 2016)

Two Harbors Investment Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-34506	27-0312904
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

590 Madison Avenue, 36th Floor

New York, New York 10022

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (612) 629-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05              Costs Associated with Exit or Disposal Activities.

On July 25, 2016, the Board of Directors of Two Harbors Investment Corp. (the “Company”) approved a plan to discontinue the Company’s mortgage loan conduit and securitization business. The Board adopted this plan for the purposes of reducing the Company’s operational complexity, lowering costs and allowing for the reallocation of capital to more attractive and efficient investment opportunities. The wind down process is scheduled to be substantially completed by December 31, 2016, during which time the Company expects to complete one or more securitization transactions backed by mortgage loans it had previously acquired or committed to acquire, or sell such loans through one or more whole loan sales. This decision to discontinue the mortgage loan conduit and securitization business will result in the elimination of certain positions that provide services to the Company under its external management agreement with PRCM Advisers LLC.

The Company expects to incur one-time charges totaling approximately $3.0 million in connection with the discontinuation of this business, consisting of an estimated $1.4 million in long-term incentive amortization costs, $0.5 million in lease and license termination expenses and $1.1 million associated with reimbursements paid to PRCM Advisers LLC for certain severance costs incurred by the external manager. These expenses are expected to be substantially incurred in the second half of 2016.

Item 7.01              Regulation FD Disclosure.

On July 28, 2016, the Company issued a press release announcing its plan to discontinue its mortgage loan conduit and securitization business.

The press release, included herewith as Exhibit 99.1, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for any other purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing of the registrant under the Securities Act of 1933 or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings (unless the registrant specifically states that the information or exhibit in this Item 7.01 is incorporated by reference).

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Two Harbors Investment Corp., dated July 28, 2016.

Forward-Looking Statements

This Form 8-K contains, or incorporates by reference, not only historical information, but also forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, or the Exchange Act, and that are subject to the safe harbors created by such sections. Forward-looking statements involve numerous risks and uncertainties. Our actual results may differ from our beliefs, expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and can be identified by words such as “anticipate,” “estimate,” “will,” “should,” “expect,” “target,” “believe,” “intend,” “seek,” “plan,” “goals,” “future,” “likely,” “may” and similar expressions or their negative forms, or by references to strategy, plans, or intentions. These forward-looking statements are subject to risks and uncertainties, including, among other things, those described in our Annual Report on Form 10-K for the year ended December 31, 2015, under the caption “Risk Factors.” Other risks, uncertainties and factors that could cause actual results to differ materially from those projected may be described from time to time in reports filed with the Securities and Exchange Commission, or SEC, including our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise any such forward-looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2016	TWO HARBORS INVESTMENT CORP.

	By:	/s/ Rebecca B. Sandberg
Rebecca B. Sandberg
Secretary and General Counsel